SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 20, 1998



                           MIDWAY AIRLINES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            000-23447                                 36-3915637
          (Commission File Number)        (IRS Employer Identification No.)

                       300 West Morgan Street, Suite 1200
                          Durham, North Carolina 27701
               (Address of principal executive offices) (Zip Code)


                                (919) 956-4800
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

      On August 14, 1998, Midway Airlines Corporation (the "Company") completed the placement of $109.7 million aggregate principal amount of enhanced equipment pass through certificates under Rule 144A of the Securities Act of 1933. The proceeds from the placement of these certificates will be used to finance the Company's purchase or leveraged lease of eight new Canadair Regional Jet Aircraft.

      In connection with the placement of these certificates, the Company issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)    EXHIBITS

            99     Press release, dated August 14, 1998.




               All other Items of this report are inapplicable.

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
                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MIDWAY AIRLINES CORPORATION


                                          By: /s/ Jonathan S.Waller
                                             ----------------------
Dated:  August 20, 1998                           Jonathan S. Waller
                                                  Senior Vice President

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